Virtus Duff & Phelps Select MLP and Energy Fund,
a series of Virtus Alternative Solutions Trust

Supplement dated June 28, 2020 to the Summary and Statutory Prospectuses
and Statement of Additional Information, each dated February 28, 2021, as supplemented

Important Notice to Investors

At the Annual Meeting of shareholders of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (“DSE”), a Maryland corporation and a closed-end management investment company, held on May 19, 2021, shareholders approved a reorganization under which DSE will be merged into Virtus Duff & Phelps Select MLP and Energy Fund (the “Fund”), and shareholders of DSE would receive newly issued Class I shares of the Fund (the “Reorganization”). The Reorganization was effective after the close of business on June 25, 2021. In connection with the Reorganization, the adviser to the Fund, Virtus Alternative Investment Advisers, Inc., has contractually agreed to extend the limit on total operating expenses for the Fund, until June 26, 2023.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VAST 8034/DSE-DPIMSM&E Merger (6/2021)